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                                                                      EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-8 (Nos. 33-19065 and 333-41993) and Form S-4 (Nos. 333-35945 and 333-45459) of The First American
Financial Corporation of our report dated February 9, 1998 appearing on page 19 of this Form 10-K.

Price Waterhouse LLP
Costa Mesa, California
March 23, 1998